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                                UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, DC 20549


                                  FORM 8-K
                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 9, 2006
                                                       (JANUARY 3, 2006)



                                SOLUTIA INC.
                                ------------
           (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                                  DELAWARE
                                  --------
                          (STATE OF INCORPORATION)



           001-13255                                        43-1781797
           ---------                                        ----------
           (COMMISSION                                      (IRS EMPLOYER
           FILE NUMBER)                                     IDENTIFICATION NO.)



575 MARYVILLE CENTRE DRIVE, P.O. BOX 66760, ST. LOUIS, MISSOURI    63166-6760
---------------------------------------------------------------    ----------
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                          (ZIP CODE)



                               (314) 674-1000
                               --------------
             REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         As previously reported, on December 17, 2003, Solutia Inc. ("Solutia") and its 14 U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the U.S. Bankruptcy Code (the "Bankruptcy Code") in the U.S. Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The cases were consolidated for the purpose of joint administration and were assigned case number 03-17949 (PCB). Solutia's subsidiaries outside the United States were not included in the Chapter 11 filing.

         On January 3, 2006, the Executive Compensation and Development Committee of Solutia's Board of Directors approved base salary increases for certain of its named executive officers and certain other executive officers who are expected to be included as named executive officers in Solutia's Form 10-K for the year ended December 31, 2005. As a result of these increases, the new annual base salaries for these executive officers, effective January 1, 2006, are as follows:

                  Name and Title                                            New Base Salary
                  --------------                                            ---------------

                  Luc DeTemmerman, Senior Vice President and President      (euro) 314,875*
                  - Performance Products

                  Jonathon P. Wright, Senior Vice President and                $375,000
                  President - Integrated Nylon

                  James M. Sullivan, Senior Vice President, Chief              $360,000
                  Financial Officer and Treasurer

                  James R. Voss, Senior Vice President of Business             $320,000
                  Operations

                  Rosemary Klein, Senior Vice President, Secretary and         $275,000
                  General Counsel

                  *corresponding to $375,000 at the exchange rate of 1.190950

         At his request, Jeffry N. Quinn, Solutia's President and Chief Executive Officer, was not considered by the Executive Compensation and Development Committee for a base salary increase.

         All of the above-referenced officers are employed pursuant to employment agreements. The salary increases referenced above do not amend or modify the officers' respective employment agreements in any way.






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                                 SIGNATURES

PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED.


                                              SOLUTIA INC.
                                              -------------------------------
                                              (Registrant)


                                              /s/ Rosemary L. Klein
                                              ---------------------
                                              Senior Vice President, General
                                              Counsel and Secretary


DATE: January 9, 2005